UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 10, 2010

Date of Report (date of earliest event reported)

1ST CENTURY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Commission file number 333-148302

Delaware	26-1169687
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1875 Century Park East, Suite 1400, Los Angeles, California 90067
(Address of principal executive offices including zip code)

(310) 270-9500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On August 10, 2010, 1st Century Bancshares, Inc. (“Bancshares”), the holding company of 1st Century Bank, N.A. (the “Bank”), issued a press release announcing its financial results for the three and six months ended June 30, 2010.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and Item 9.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be incorporated (or deemed incorporated) by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing, if any.

The press release furnished as Exhibit 99.1 to this Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and, as such, may involve known and unknown risks, uncertainties and assumptions. Such forward-looking statements relate to Bancshares’ current expectations and are subject to the limitations and qualifications set forth in Bancshares’ other documents filed with the U.S. Securities and Exchange Commission, including, without limitation, that actual events and/or results may differ materially from those projected in such forward-looking statements.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On August 10, 2010, Bancshares announced that Robert Moore, who had been serving as Chief Credit Officer of the Bank for the past year, will be succeeded by J. Kevin Sampson, age 42 and a veteran of over 16 years at Union Bank, N.A., effective immediately.  Mr. Sampson has been working with Mr. Moore for the past year as our Senior Vice President of Credit Administration.  Prior to joining the Bank, Mr. Sampson was Senior Vice President in Union Bank’s Merchant Banking Division where he was responsible for managing a loan and investment portfolio in excess of $1.0 billion.  Mr. Moore will resume his previous position as Chairman of the Bank’s Directors Loan Committee.

Item 9.01

Financial Statements and Exhibits

(a)

Not applicable

(b)

Not applicable

(c)

Not applicable

(d)

Exhibits

Exhibit 99.1

Press release dated August 10, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: August 10, 2010
	By:	/s/ Jason P. DiNapoli.
Jason P. DiNapoli
President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 10, 2010.